Exhibit 10.24


THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED OR SOLD EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (ii) TO THE EXTENT APPLICABLE, PURSUANT TO RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) UPON THE DELIVERY BY THE HOLDER TO THE COMPANY OF AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO COUNSEL FOR THE COMPANY, STATING THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

                            EXERCISABLE ON OR BEFORE
                    5:00 P.M., NEW YORK TIME, AUGUST 1, 2008

No. __________                                                 150,000  Warrants


                                     WARRANT

         This Warrant certifies that William T. Ritger or registered assigns, is the registered holder of Warrants to purchase, at any time during the period (the "Warrant Exercise Period") commencing August 1, 2003 and expiring 5:00 P.M. New York City time on August 1, 2008 ("Expiration Date"), up to 100,000 shares (the "Warrant Shares") of fully-paid and non-assessable common stock, no par value per share (the "Common Shares"), of Frontline Communications Corporation, a Delaware corporation (the "Company") subject to the terms and conditions set forth herein. This Warrant and any Warrant resulting from a transfer or subdivision of this Warrant shall sometimes hereinafter be referred to as a "Warrant" or, collectively, as the "Warrants". This Warrant is one of a series of warrants being issued as part of a private offering (the "Offering") pursuant to a Stock Purchase Agreement, dated August 1, 2003.

              I. Exercise of Warrants. Each Warrant is exercisable to purchase one Warrant Share at an initial purchase price of $0.40 per Share, subject to



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adjustment as set forth herein,  payable in cash or by check to the order of the
Company. Upon surrender of this Warrant with the annexed Form of Election to Purchase duly executed, together with payment of the Purchase Price (as hereinafter defined) for the Warrant Shares purchased, at the Company's principal offices (presently located at One Blue Hill Plaza, P.O. Box 1548, Pearl River, New York 10965) the registered holder of a Warrant ("Holder" or "Holders") shall be entitled to receive a certificate or certificates for the shares so purchased. The purchase rights represented by this Warrant are exercisable at the option of the Holder hereof, in whole or in part (but not as to fractional Common Shares). In the case of the purchase of less than all the Warrant Shares purchasable under this Warrant, the Company shall cancel said Warrant upon the surrender thereof and shall execute and deliver a new Warrant of like tenor for the balance of the Warrant Shares purchasable thereunder.


         2. Cashless Exercise. At any time during the Warrant Exercise Period, the Holder may, at its option, exchange the Warrants represented by this Warrant Certificate, in whole or in part (a "Warrant Exchange"), into the number of Warrant Shares determined in accordance with this Section 2, by surrendering this Warrant Certificate at the principal office of the Company accompanied by a notice stating such Holder's intent to effect such exchange, the number of
Warrant Shares to be exchanged and the date on which the Holder requests that such Warrant Exchange occur (the "Notice of Exchange"). The Warrant Exchange shall take place on the date specified in the Notice of Exchange or, if later, the date the Notice of Exchange is received by the Company (the "Exchange Date"). Certificates for the Warrant Shares issuable upon such Warrant Exchange and, if applicable, a new Warrant Certificate (a "Remainder Warrant Certificate") of like tenor evidencing the Warrants which were subject to the

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surrendered Warrant Certificate and not included in the Warrant Exchange,  shall be issued as of the Exchange Date and delivered to the Holder within five (5) business days following the Exchange Date. In connection with any Warrant
Exchange, the Holder's Warrant Certificate shall represent the right to subscribe for and acquire (I) the number of Warrant Shares (rounded to the next highest integer) equal to (A) the number of Warrant Shares specified by the Holder in its Notice of Exchange (the "Total Warrant Share Number") less (B) the number of Warrant Shares equal to the quotient obtained by dividing (i) the product of the Total Warrant Share Number and the existing Exercise Price per Warrant Share by (ii) the current Market Price (as hereinafter defined) of a Common Share, and (II) a Remainder Warrant Certificate, if applicable. "Market Price" at any date shall be deemed to be the average closing prices for the last five trading days, as officially reported by the American Stock Exchange.

         3. Issuance of Certificates. Upon the exercise of the Warrants, the issuance of certificates for the Warrant Shares shall be made forthwith (and in any event within five (5) business days thereafter) without charge to the Holder thereof, and such certificates shall (subject to the provisions of Article 4 hereof) be issued in the name of, or in such names as may be directed by, the Holder thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

         The certificates representing the Warrant Shares shall be executed on behalf of the Company by the manual or facsimile signature of those officers required to sign such certificates under applicable law.

         This Warrant and, upon exercise of the Warrants, in part or in whole, certificates representing the Warrant Shares shall bear a legend substantially similar to the following:


         "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended ("Act"), and may not be offered or sold except (i) pursuant to an effective registration statement under the Act, (ii) to the extent applicable, pursuant to Rule 144 under the Act (or any similar rule under such Act relating to the disposition of securities), or (iii) upon the delivery by the holder to the Company of an opinion of counsel, reasonably satisfactory to counsel to the issuer, stating that an exemption from registration under such Act is available."

         4. Restriction on Transfer of Warrants. The Holder of this Warrant, by its acceptance thereof, covenants and agrees that the Warrants and the Warrant Shares are being acquired as an investment and not with a view to the distribution thereof. The Holder shall be entitled to all of the rights set forth in the Registration Rights Agreement between such holder and the Company, dated as of the date hereof.

         5. Price.

              5.1. Initial and Adjusted Purchase Price. The initial purchase price of each Warrant shall be $0.40 per Common Share. The adjusted purchase price shall be the price which shall result from time to time from any and all adjustments of the initial purchase price in accordance with the provisions of
Article 6 hereof.



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

              5.2. Purchase Price. The term "Purchase Price" herein shall mean the initial purchase price or the adjusted purchase price, depending upon the context.

         6. Adjustments of Purchase Price and Number of Warrant Shares.

              6.1. Dividends and Distributions. In case the Company shall at any time pay a dividend in Common Shares, then upon such dividend or distribution, the Purchase Price in effect immediately prior to such event shall be reduced to a price determined by dividing an amount equal to the total number of Common Shares outstanding immediately prior to such dividend or distribution multiplied by the Purchase Price in effect immediately prior to such dividend or distribution by the total number of Common Shares outstanding immediately after such issuance or sale.

              6.2. Subdivision and Combination. In case the Company shall at any time subdivide or combine the outstanding Common Shares, the Purchase Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination.

              6.3. Adjustment in Number of Warrant Shares. Upon each adjustment of the Purchase Price pursuant to the provisions of this Article 5, the number of Warrant Shares issuable upon the exercise of each Warrant shall be adjusted to the nearest full Share by multiplying a number equal to the Purchase Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of the Warrants immediately prior to such adjustment and dividing the product so obtained by the adjusted Purchase Price.

              6.4. Reclassification, Consolidation, Merger, etc. In case of any reclassification or change of the outstanding Common Shares (other than a change in par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in the case of any consolidation of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the outstanding Common Shares, except a change as a result of a subdivision or combination of such shares or a change in par value, as aforesaid), or in the case of a sale or conveyance to another corporation of the property of the Company as an entirety, the Holder shall thereafter have the right to purchase the kind and number of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance as if the Holder were the owner of the Warrant Shares immediately prior to any such events at a price equal to the product of (x) the number of shares issuable upon exercise of the Warrants and (y) the Purchase Price in effect immediately prior to the record date for such reclassification, change, consolidation, merger, sale or conveyance as if such Holder had exercised the Warrants.

         7. Exchange and Replacement of Warrants. Each warrant is exchangeable without expense, upon the surrender hereof by the registered Holder at the principal executive office of the Company, for a new Warrant of like tenor and date representing in the aggregate the right to purchase the same number of Warrant Shares in such denominations as shall be designated by the Holder thereof at the time of such surrender.

         Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrants, if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu thereof.

         8. Elimination of Fractional Interests. The Company shall not be required to issue certificates representing fractions of Common Shares and shall not be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of Common Shares.

         9. Reservation of Warrant Shares. The Company has reserved a sufficient number of Common Shares for issuance upon exercise of the Warrants. The Company covenants and agrees that, upon exercise of the Warrants and payment of the Purchase Price therefor, all Common Shares issuable upon such exercise shall be duly and validly issued, fully paid, nonassessable and not subject to the preemptive rights of any shareholder.

         10. Notices to Warrant Holders. Nothing contained in this Agreement shall be construed as conferring upon the Holder or Holders the right to vote or to consent or to receive notice as a shareholder in respect of any meetings of shareholders for the election of directors or any other matter, or as having any rights whatsoever as a shareholder of the Company. If, however, at any time prior to the expiration of the Warrants and their exercise, any of the following events shall occur:

                  (a) the Company shall take a record of the holders of its shares of Common Shares for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

                  (b) the Company shall offer to all the holders of its Common Shares any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor; or

                  (c) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed;

then, in any one or more of said events, the Company shall give written notice of such event at least fifteen (15) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the shareholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, options or warrants, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend or distribution, or the issuance of any convertible or exchangeable securities or subscription rights, options or warrants, or any proposed dissolution, liquidation, winding up or sale.

         11. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered, or mailed by registered or certified mail, return receipt requested:

                  (a) If to a registered Holder of the Warrants, to the address of such Holder as shown on the books of the Company; or

                  (b) If to the Company, to the address set forth in Section 1 of this Agreement or to such other address as the Company may designate by notice to the Holders.

         12. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company and the Holders inure to the benefit of their respective successors and assigns hereunder.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed, as of the day and year first above written.

                                Frontline Communications Corporation



                                By: /s/
                                    -----------------------------------------
                                    Name: Stephen J. Cole-Hatchard
                                    Title: Chief Executive Officer

Attest:,



By: /s/
    -----------------------------------------
    Amy Wagner-Mele
    Corporate Secretary

(Corporate Seal)

                         [FORM OF ELECTION TO PURCHASE]


         The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase ___________ Shares and herewith tenders in payment for such Shares cash or a check payable to the order of Frontline Communications Corporation in the amount of $___________, all in accordance with the terms hereof. The undersigned requests that a certificate for such Shares be registered in the name of ____________________, whose address
is               _______________________________________________________________
_____________,  and that such  Certificate  be delivered  to,  whose  address is
___________________.


Dated:                                      Signature: ________________________

                                                     (Signature  must conform in
                                                     all  respects  to  name  of
                                                     holder as  specified on the
                                                     face    of   the    Warrant
                                                     Certificate.)


                                          --------------------------------

                                          --------------------------------
                                          (Insert Social Security or Other
                                          Identifying Number of Holder)


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                              [FORM OF ASSIGNMENT]

                (To be executed by the registered holder if such
              holder desires to transfer the Warrant Certificate.)


         FOR  VALUE  RECEIVED   ________________________________  hereby  sells,
assigns and transfers unto(Please print name and address of transferee) this Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _____________, Attorney, to transfer the within Warrant Certificate on the books of the within-named Company, with full power of substitution.


Dated:                              Signature:

                                    (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate)


--------------------------------

--------------------------------
(Insert Social Security or Other
Identifying Number of Assignee)